UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2019

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-27622	54-1796693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street
Abingdon, Virginia 24210-1128
(Address of principal executive offices, including zip code)

(276) 628-9181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2019, Executive Vice President Ray Skinner announced his resignation from Highlands Union Bank, the wholly-owned subsidiary of the Company, to become Chief Executive Officer of a bank in another state. Mr. Skinner’s employment at Highlands Union Bank will end on January 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2019	HIGHLANDS BANKSHARES, INC.

		By:	/s/ John H. Gray
John H. Gray
Chief Financial Officer